EXHIBIT 10.13

AMENDMENT NO. 2

TO

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

IN THE AMOUNT OF US$5,000,000

BY AND AMONG

PHARMAGEN, INC.,
as Borrower,

PHARMAGEN DISTRIBUTION, LLC,
PHARMAGEN LABORATORIES, INC.
PHARMAGEN NUTRICEUTICALS, INC.
as Joint and Several Guarantors,

AND

TCA GLOBAL CREDIT MASTER FUND, LP,
as Lender

March 29, 2013

AMENDMENT NO. 2 TO
SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

THIS AMENDMENT NO. 2 TO SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 29TH day of March, 2013, by and among (i) PHARMAGEN, INC., a corporation incorporated under the laws of the State of Nevada and formerly known as Sunpeaks Ventures, Inc., as borrower (the “Borrower”), (ii) PHARMAGEN DISTRIBUTION, LLC, a limited liability company organized and existing under the laws of the State of Delaware and formerly known as Healthcare Distribution Specialists LLC, PHARMAGEN LABORATORIES, INC., a corporation incorporated under the laws of the State of New York and formerly known as BryceRx Laboratories, Inc., PHARMAGEN NUTRICEUTICALS, INC., a corporation incorporated under the laws of the State of Delaware, as joint and several guarantors (collectively, the “Guarantors” and each a “Guarantor” and together with the Borrower, the “Credit Parties”), and (iii) TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands, as lender (the “Lender”).

W I T N E S S E T H

WHEREAS, the Credit Parties and the Lender have entered into that certain senior secured revolving credit facility agreement, dated as of September 30, 2012, as amended by Amendment No. 1 thereto, dated November 30, 2012 (as amended, the “Credit Agreement”), pursuant to which the Lender agreed to make available to the Borrower a secured revolving loan in the amount of Five Million United States Dollars (US$5,000,000), subject to the terms and conditions therein contained;

WHEREAS, in connection with this Amendment, the Borrower has requested and the Lender has agreed to (i) add Pharmagen Laboratories, Inc. and Pharmagen Nutriceuticals, Inc. as subsidiary guarantors and Credit Parties and (ii) change the mandatory forum selection clause in the Credit Agreement from the State of Nevada to the State of Florida; and

WHEREAS, the parties to this Amendment desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Amendment of the Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended and supplemented as follows:

(a)	all references to the “Senior Secured Revolving Credit Facility Agreement” or the “Agreement” contained in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby;

(b)	all references to the “Credit Parties” or “Guarantors” contained in the Credit Agreement shall be deemed to refer to the Credit Parties or Guarantors, respectively, as defined herein;

(c)	Section 14.6 shall be deleted in its entirety and shall be replaced with the following:

MANDATORY FORUM SELECTION. ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH THE AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THE AGREEMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW.

3. Representations and Warranties of the Credit Parties. The Credit Parties each represent and warrant to the Lender that immediately after giving effect to this Amendment, the representations and warranties of each Credit Party set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects and no Default or Event of Default shall have occurred and be continuing.

4. No Defaults. Each Credit Party hereby represents and warrants that as of the date hereof there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

5. Covenants. Each Credit Party hereby reaffirms that each has duly performed and observed the covenants and undertakings set forth in the Credit Agreement and each Loan Document, and each covenants and undertakes to continue to duly perform and observe such covenants and undertakings, as amended hereby, so long as the Credit Agreement, as amended hereby, shall remain in effect.

6. No Other Amendment. All other terms and conditions of the Credit Agreement shall remain in full force and effect and the Credit Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

7. Fees and Expenses. The Borrower agrees to pay to the Lender, upon the execution hereof (i) a legal fee equal to $5,000, and (ii) all costs and expenses of the Lender and Lender’s counsel in connection with the preparation and execution of this Amendment, including, but not limited to, UCC-1 Financing Statement searches and filing fees. Fees and expenses assumed in connection herewith shall be offset and withheld from the funds made available to the Borrower in connection with that certain Senior Secured Credit Facility dated as of the date hereof by and between the Borrower, the Guarantors and the Lender, in the principal amount of Two Million United States Dollars (US$2,000,000) (the “$2,000,000 Credit Line”).

8. Conditions Precedent. The effectiveness of this Amendment shall be expressly subject to the following conditions precedent:

(a)	Amendment. Each Credit Party shall have executed and delivered to the Lender this Amendment;

(b)
Corporate Documents. The Lender shall have received such evidence as it may require as to the authority of the officers or attorneys-in-fact executing this Amendment and such other corporate documents it may request, including, but not limited to, a unanimous written consent of the board of directors or managers and an officer’s certificate of each Credit Party, in form and substance satisfactory to the Lender in its sole discretion;

(c)	Opinion of Counsel. The Lender shall have received a customary opinion of the Credit Parties’ counsel, in form and substance satisfactory to the Lender in its sole discretion;

(d)
Search Results. The Lender shall have received copies of UCC search reports dated such a date as is reasonably acceptable to Lender, listing all effective financing statements which name the Credit Parties and/or their subsidiaries, under their present name and any previous names, as debtors, together with copies of such financing statements;

(e)
Certificate of Good Standing. The Lender shall have received a Certificate of Good Standing from the Secretary of State of the state of organization of each Credit Party, and each subsidiary thereof, evidencing the good standing thereof;

(f)	Fees Paid. The Lender or its counsel shall have received payment in full of all fees and expenses due under this Amendment; and

(g)
No Event of Default. The Lender shall be satisfied, and shall have received a certificate signed by a duly authorized officer of each Credit Party, dated as of the date hereof, that (i) no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default have occurred and be continuing; and (ii) the representations and warranties of the Borrower contained in the Credit Agreement, as amended and supplemented hereby, shall be true on and as of the date of this Amendment (except to the extent such representation or warranty expressly relates to an earlier date).

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

10. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

12. Amendment Effective Date. All references in any Loan Document to the Credit Agreement on and after the date hereof shall be deemed to refer to the Credit Agreement as amended hereby, and the parties hereto agree that on and after the date hereof, the Credit Agreement, as amended hereby, is in full force and effect.

[signatures pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:

PHARMAGEN, INC.

By: /s/ Mackie Barch
Name: Mackie Barch
Title: Chief Executive Officer

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By: TCA Global Credit Fund GP, Ltd.
Its: General Partner

By: /s/ Robert Press
Name: Robert Press
Title: Director

[ signature page 1 of 2 ]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing amendment no. 2 to the senior secured revolving credit facility agreement (the “Amendment”) as a guarantor, hereby consents and agrees to said Amendment and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said Amendment.

GUARANTORS:

PHARMAGEN DISTRIBUTION, LLC

By: /s/ Mackie Barch
Name: Mackie Barch
Title:

PHARMAGEN LABORATORIES, INC.

By: /s/ Mackie Barch
Name: Mackie Barch
Title:

PHARMAGEN NUTRICEUTICALS, INC.

By: /s/ Mackie Barch
Name: Mackie Barch
Title:

[ signature page 2 of 2 ]